Subsequent Events (Details) $ in Millions	6 Months Ended
Jun. 30, 2023 USD ($)
Subsequent Events [Abstract]
Consideration total	$ 145
Asset Acquisition, Consideration Transferred	80
Consideration amount	$ 65
Earnout consideration description	(i) up to $45 million to shareholders of Set Jet pursuant to the earnout escrow agreement and (ii) up to $20 million to certain executive officers and directors of the combined company under the retention bonus agreement.